UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2014

IHEARTCOMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-09645	74-1787539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of Principal executive offices, including Zip Code)

(210) 822-2828

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 28, 2014, iHeartMedia, Inc., our indirect parent, and Clear Channel Outdoor Holdings, Inc., our indirect subsidiary, issued press releases announcing their financial results for the quarter ended September 30, 2014. Copies of the press releases are furnished herewith as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by iHeartMedia, Inc. on October 28, 2014 (Incorporated by reference to Exhibit 99.1 to iHeartMedia, Inc.’s Current Report on Form 8-K filed on October 28, 2014)

99.2	Press Release issued by Clear Channel Outdoor Holdings, Inc. on October 28, 2014 (Incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on October 28, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTCOMMUNICATIONS, INC.

By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and Assistant Secretary

Date: October 28, 2014

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by iHeartMedia, Inc. on October 28, 2014 (Incorporated by reference to Exhibit 99.1 to iHeartMedia, Inc.’s Current Report on Form 8-K filed on October 28, 2014)

99.2	Press Release issued by Clear Channel Outdoor Holdings, Inc. on October 28, 2014 (Incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on October 28, 2014)